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                                                                EXHIBIT 10.19.1


                                AMENDMENT # 1 TO
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT


        This Amendment #1 to the SYSTEM EQUIPMENT PURCHASE AGREEMENT (this "Amendment") is made and is effective as of November 28, 2000 (the "Effective Date"), by and between CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Owner"), and ERICSSON WIRELESS COMMUNICATIONS INC., a Delaware corporation ("Vendor").

                                    RECITALS

        A. WHEREAS, Owner and Vendor entered into that certain System Equipment Purchase Agreement effective as of September 20, 1999 (such agreement, as amended, modified or supplemented from time to time is referred to as the "Original Contract") pursuant to which, among other things: (i) Vendor is required to sell, and Owner is required to purchase, a minimum amount of Products and Services, provided certain condition precedents are met; and (ii) Vendor agrees to provide financing for Owner's purchase of such Products and Services;

        B. WHEREAS, Owner and Vendor acknowledge that certain conditions precedent in the Original Contract have not been satisfied and accordingly Owner's Minimum Purchase Commitment has not yet been triggered;

        C. WHEREAS, Owner and Vendor intend to enter into this Amendment which will allow for, among other things: (i) immediate deployment in certain US-based markets of Pre-1xRTT Products (as defined below), and (ii) transition from the Pre-1xRTT Products to Specification compliant Products [*];

        E. WHEREAS, Owner and Vendor may from, time to time, enter into a mutually agreeable Market Specific Amendment (as defined below) for each US-based market in which Pre-1xRTT Products are to be deployed; and

        F. WHEREAS, concurrently herewith the Vendor and Owner are executing Amendment #2 for the Owner's planned market in the Spokane (Washington) Basic Trading Area ("BTA").

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



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                                    AGREEMENT


1.      Interpretation.

        1.1 Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Original Contract.

        1.2 All terms defined in this Amendment will have the defined meanings set forth herein; provided that in the case of any terms that are defined both in this Amendment and an exhibit hereto, the definitions contained in this Amendment (excepting such exhibit) will supercede the definitions contained in the exhibit for all purposes of this Amendment (excepting such exhibit), and the definitions contained in any exhibit will control as to such exhibit.

        1.3 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment, and section and exhibit references are to this Amendment unless otherwise specified or the context otherwise requires.

        1.4 The meanings given to terms defined in this Amendment are equally applicable to both the singular and plural forms of such terms.

2. Definitions. As used in this Amendment and any Market Specific Amendment, the following terms have the following meanings:

        "Credit Agreement" means the Credit Agreement dated as of October 20, 2000 among Cricket Communications Holdings Inc., Owner, the lender parties thereto and Ericsson Credit AB, as administrative agent.

        "Market Specific Amendment" means a mutually agreed upon amendment to the Original Contract which sets forth the terms and conditions in connection with the deployment of Pre-1xRTT Products and Pre-1xRTT Services in an Owner market. Such terms and conditions shall include, without limitation, volumes, pricing, payment terms, scheduling, delivery dates, lead times and a Transition SOW (as defined below).

        "Pre-1xRTT Equipment" means all equipment, hardware and other items of personal property (including, without limitation, any Documentation to be furnished under a Market Specific Amendment in respect thereof) which are required to be furnished by the Vendor in accordance with the terms and conditions of the applicable Market Specific Amendment, including repair and replacement parts, as more fully described in such amendment.

        "Pre-1xRTT Products" means the collective reference to the Pre-1xRTT Equipment and the Pre-1xRTT Software provided by the Vendor or any Subcontractor in accordance with a Market Specific Amendment.

        "Pre-1xRTT Services" means those Services related to the deployment, redeployment (if any) and return of Pre-1xRTT Products, as well as any transition to the Products, as more particularly described in a Transition SOW.


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        "Pre-1xRTT Software" means (i) the computer software for the Pre-1xRTT
Equipment licensed to the Owner pursuant to the terms of a Market Specific Amendment, (ii) any Software Enhancements, Software Maintenance Releases, Software Combined Releases and Software Upgrades for the Pre-1xRTT Equipment, and (iii) any Documentation furnished under a Market Specific Amendment in respect of clauses (i) and/or (ii) of this definition.

        "Pre-1xRTT Specifications" means, with respect to the Pre-1xRTT Products, the collective reference to the specifications and performance standards as set forth in Exhibit A to this Amendment; provided that: (i) with respect to each market, the Pre-1xRTT Specifications shall be deemed to include a requirement that all of the Pre-1xRTT Products and Pre-1xRTT Services shall be in accordance with ANSI standards except when otherwise stated in a specific Exhibit to the Market Specific Amendment relating to such market or otherwise agreed by the parties; and (ii) with respect to Pre-1xRTT Services and Pre-1xRTT Products for which specifications and performance standards are not provided and listed in Exhibit A attached hereto, the term "Specifications" shall refer to Vendor's published specifications in respect thereof.

        "Transition SOW" means the statement of work attached to any Market Specific Amendment which may include, but not be limited to, services related to installation, redeployment (if any) and replacement (if any) of Pre-1xRTT Products with the Products.

        "Work" means the furnishing of Pre-1xRTT Products and Pre-1xRTT Services in accordance with a Market Specific Amendment, and the performance of work, engineering services, services related to installation, redeployment (if any) and replacement (if any) of Pre-1xRTT Products with the Products, and all other related activities and obligations required to be performed by Vendor pursuant to a Market Specific Amendment.

3.      Supply of Pre-1xRTT Products.

        3.1 Purchase Orders. Provided that Vendor and Owner have mutually agreed to a Market Specific Amendment, Owner may issue Purchase Orders for the deployment of Pre-1xRTT Products and Pre-1xRTT Services for the market or markets specified in such Market Specific Amendment. Except as otherwise specifically provided in this Amendment or a Market Specific Amendment, the placement of any Purchase Orders for, the purchase and acceptance of, Pre-1xRTT Products and Pre-1xRTT Services, and any other act or omission of the parties with respect to Pre-1xRTT Products shall not affect or modify Vendor's obligation to deliver Products and Services as specified in the Original Contract or waive or satisfy any conditions precedent to such delivery set forth in the Original Contract.

        3.2 Minimum Purchase Commitment. All Purchase Orders for Pre-1xRTT Products and Pre-1xRTT Services placed pursuant to a Market Specific Amendment shall apply towards Owner's satisfaction of its Minimum Purchase Commitment as set forth in the Original Contract.

        3.3 Vendor Financing. Vendor Financing provided to Owner as contemplated by the Original Contract for purchase of the Products and Services (and other products and services) shall be available to finance Owner's purchase of the Pre-1xRTT Products and Pre-1xRTT


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Services (in accordance with the terms of such Vendor Financing), and any financing so provided shall apply toward Vendor's satisfaction of its Vendor Financing commitment set forth in the Original Contract.

4. Terms and Conditions Applicable to Pre-1xRTT Products. Except as otherwise provided for in a Market Specific Amendment, the following terms and conditions shall apply generally to the deployment of Pre-1xRTT Products and Pre-1xRTT Services for each market in which the Vendor and Owner have mutually agreed to a Market Specific Amendment:

        4.1 Title. At the time any Pre-1xRTT Products are deinstalled and replaced with Specification compliant Products, the Pre-1xRTT Products so replaced shall either be: (i) returned [*] to Vendor's facilities in San Diego, California or (ii) redeployed to another Owner US-based market in accordance with a Market Specific Amendment.

           4.1.1 In the case of redeployment of any such deinstalled Pre-1xRTT Products to another Owner market, title to the deinstalled Pre-1xRTT Equipment shall remain with Owner and any software license(s) for Pre-1xRTT Software relating to such deinstalled Pre-1xRTT Equipment shall continue in full force and effect in accordance with the Original Contract.

           4.1.2 If any such deinstalled and replaced Pre-1xRTT Products are not redeployed to another Owner market, then such Pre-1xRTT Equipment and the Pre-1xRTT Software related thereto shall be returned to Vendor [*]. Title to the Pre-1xRTT Equipment removed by Vendor shall be transferred to Vendor and the software license(s) for the Pre-1xRTT Software related thereto shall be terminated, in each case, upon the later to occur of (i) such Pre-1xRTT Equipment and Pre-1xRTT Software have been released from the liens imposed by the Loan Documents (as such term is defined in the Credit Agreement), and (ii) the removal by Vendor of the Pre-1xRTT Equipment. Owner hereby assigns, grants, conveys and transfers to Vendor, as of the time of such title transfer, all right, title and interest of Owner in and to (a) such Pre-1xRTT Equipment so removed, and (b) all operating manuals and spare parts specifically associated with such removed Pre-1xRTT Equipment (and not associated with any Pre-1xRTT Equipment still in Owner's possession). Owner shall convey good and marketable title to such deinstalled Pre-1xRTT Equipment to Vendor free and clear of all liens and Owner agrees to use commercially reasonable best efforts to ensure that all liens, including those which are referred to above in item (i) of this
Section 4.1.2, are removed as soon as commercially reasonably possible. Owner shall maintain the Pre-1xRTT Equipment in good working condition, subject to ordinary wear and tear, until the date of such transfer of title. Owner shall sign such bills of sale or other documents as are necessary to effectively transfer title to such Pre-1xRTT Equipment and related property. [***] Owner shall reasonably cooperate in the removal of the Pre-1xRTT Products by Vendor.

           4.2 Warranty. The parties' respective warranty obligations pursuant to Section 18 of the Original Contract shall apply to the Pre-1xRTT Products and the Pre-1xRTT Services;



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provided, however, that the term "Specifications" when used in Section 18 of the
Original Contract shall mean Pre-1xRTT Specifications when referring to Pre-1xRTT Products. When a System in an Owner market is upgraded by replacing Pre-1xRTT Products with Specification compliant Products in accordance with a Market Specific Amendment, the Warranty Period for the replacement Specification compliant Products and related Services shall commence upon Substantial Completion of said upgraded System and be subject to the terms of Section 18 of the Original Contract. Vendor acknowledges and agrees that Substantial
Completion shall be determined with respect to the upgraded System.

           4.3 Remaining Terms and Conditions. All terms and conditions set forth in the Original Contract shall apply to Pre-1xRTT Products and Pre-1xRTT Services except to the extent otherwise specifically provided in this Amendment or a Market Specific Amendment.

5. Full Force and Effect. Except as expressly modified herein, the Original Contract shall remain unmodified and in full force and effect.

6. Interpretation. In the event of any conflict between the terms of this Amendment and any exhibit hereto, the terms of this Amendment shall prevail. In the event of any conflict between the terms of this Amendment and the Original Contract, the terms of this Amendment shall prevail. In the event of any conflict between the terms of this Amendment and the Market Specific Amendment, the Market Specific Amendment shall prevail.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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        IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives effective as of the date set forth below.


DATE OF EXECUTION:                       "OWNER"
NOVEMBER 28, 2000                        CRICKET COMMUNICATIONS, INC.,
                                         A DELAWARE CORPORATION



                                         BY: /S/ S. G. SWENSON
                                            -----------------------------------
                                         NAME:   S. G. SWENSON
                                              ---------------------------------
                                         TITLE:  PRESIDENT & CEO
                                               --------------------------------



DATE OF EXECUTION:                       "VENDOR"
NOVEMBER 28, 2000                        ERICSSON WIRELESS COMMUNICATIONS INC.,
                                         A DELAWARE CORPORATION



                                         BY: /S/ AKE PERSSON
                                            -----------------------------------
                                         NAME:   AKE PERSSON
                                              ---------------------------------
                                         TITLE:  PRESIDENT
                                               --------------------------------




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                                LIST OF EXHIBITS


1) EXHIBIT A - SPECIFICATIONS ASSOCIATED WITH PRE-1XRTT PRODUCTS AND PRE-1XRTT SERVICES

                                    EXHIBIT A

         SPECIFICATIONS ASSOCIATED WITH PRE-1XRTT PRODUCTS AND SERVICES.


1       SCOPE

This document describes in Section 2 below the features and service options of the Ericsson [*] Product as it is to be deployed for Cricket Communications. Product descriptions for the [*] and [*] have been included in Section 3 below.

Services available for 1XRTT Products in Exhibits D1,D2,E,F,G,N, and O of the Original Contract are similarly available for Pre-1XRTT.

2       FEATURES AND SERVICE OPTIONS

For the purpose of this document, [*] shall imply the software release to be used with the [*] and [*], and [*].

2.1     AVAILABLE FEATURES

This section provides the [*] features [*] for the [*] Product. In the feature abstracts below:

[IS95A] refers to "TIA/EIA/IS-95A Mobile Station - Base Station Compatibility Standard for Dual-Mode Wideband Spread Spectrum Cellular System, 1995, EIA/TIA"

[IS95B] refers to "TIA/EIA/IS-95A Mobile Station - Base Station Compatibility Standard for Dual-Mode Wideband Spread Spectrum Cellular System, Revision B, October 1998, EIA/TIA"

[TIA/EIA-664] refers to "Cellular Features Description, June 1996, EIA/TIA" [ANSI 41] refers to "ANSI TIA/EIA-41 Revision D, Cellular
Radiotelecommunications Intersystem Operations, December 1997"

[IOS V2.1] refers to "CDG MSC to BS Inter-Operability Specification (IOS) Version 2.1.0, December 1998"

[IOS V4] refers to "CDG MSC to BS Inter-Operability Specification (IOS) Version 4 [*]"


[***]



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[Four Pages of Technical Information Deleted Pursuant to Confidential Treatment
Request]





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[***]

2.4 NUMBERING

2.4.1 NUMBERING PLAN SUPPORT. The [*] Product supports the numbering schemes as defined in ITU-T E.164 for ISDN and ITU-T E.212 for IMSI.

2.4.2 NPA SPLIT SUPPORT (NORTH AMERICA). The [*] Product supports NPA split, which is unique to world zone 1 markets. This feature allows a type of permissive dialing when an NPA area is split into two NPAs (one half is assigned to a new NPA). This feature allows subscribers a grace period to reprogram their MINs to the new NPA. New NPAs and/or NXXs are being assigned to markets in two ways. [***]

2.4.3 CARRIER HANDLING (3 AND 4 DIGITS CARRIER-CODES, NORTH AMERICA). The [*] Product supports both 3- and 4-digit carrier codes.

2.5 TELESERVICES

2.5.1 TELEPHONY. The [*] Product supports basic call. This is the basic service, which allows the subscriber to place and receive voice calls. The following vocoders are supported: [***]

2.5.2 EMERGENCY CALL. The [*] Product allows emergency calls to be completed without validating the identity of the mobile. The emergency call function provides routing to the appropriate (nearest) public safety answering point
(PSAP) based on the originating cell, and provides delivery of the originating subscriber's Directory Number (DN) and approximate location.

2.5.3 E-911 PHASE 1. The [*] Product supports emergency service E-911 as specified in J-STD-034. The purpose of this feature is:

- to provide the mobile easy access to the Public Safety Answering Point (PSAP) by directing emergency calls to the appropriate PSAP

- to enable the PSAP that connected the call to call back the mobile by supplying the MDN



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-  to re-establish the emergency call in case of lost radio contact

-  to route emergency calls from mobile stations without an authorized MIN


2.5.4 SUPPORT OF LOOP BACK CALLS. The [*] Product supports the BSS loop back calls which may be used for voice quality testing. Both 8k (service option 2) and 13k (service option 9) are supported. No subscription check is done on this type of call.

2.5.5 MARKOV CALL SUPPORT. The [*] Product supports the BSS Markov calls. Both 8k (service option 0x801e) and 13k (service option 0x801F) Markov calls are supported. The Markov service option provides pseudo-random data for testing the Traffic Channel between the mobile station and the base station.

2.5.6 ENHANCED VARIABLE RATE CODEC (EVRC) .The [*] Product supports Enhanced Variable Rate Codec (EVRC) to allow increased network capacity or cell site coverage without sacrificing voice quality. EVRC offers 13 kbps voice quality at 8 kbps rate per IS-127 and Service Option 3. With EVRC, the vocoder rates are decreased during low speech activity to preserve bandwidth and increased during high speech activity. The MOS for EVRC is 4.01, and as reference, 64 kbps PCM has an MOS of 4.27. [***]

2.5.7 SMS MOBILE TERMINATED (POINT TO POINT). Mobile Terminated SMS allows Short Message Entities (SME) to send information to a handset through the Short Message Service Center (SMSC). The [*] Product delivers short messages initiated by an external short message service center (SMS-C) to mobile stations using the [***].

2.5.8 SERVICE NEGOTIATION (13K /EVRC). The [*] Product will support 13k to EVRC service negotiation for calls originated by mobile users. This feature is especially important for improving the air link capacity for voice calls. When a mobile capable of 13K and EVRC service options originates a call with the 13K Service option, the system will negotiate the service option (downward) to EVRC.

2.6 MOBILITY MANAGEMENT




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2.6.1 PAGING. The [*] Product broadcasts Page Request messages to all cell sites belonging to the same Paging Area.

2.6.2 SLOTTED MODE PAGING. The [*] Product supports slotted mode paging. Slotted mode paging conserves handset power by trading off paging response times. [***]

2.6.3 NON SLOTTED MODE PAGING. The [*] Product supports mobile stations operating in non slotted mode.

2.6.4 PERIODIC/PARAMETER/IMPLICIT REGISTRATION. The [*] Product supports periodic (timer based), parameter and implicit registration according to [*].

2.6.5 POWER UP/DOWN REGISTRATION. The [*] Product supports power up/down registration as defined in [*]. Whenever a mobile subscriber switches on or off the mobile phone, a location registration is performed.

2.6.6 AUTOMATIC ROAMING. The [*] Product supports automatic roaming as defined in [*]. This feature allows a service provider to give subscribers entering the system wireless services and features identical to their home system. Upon first registering in the system, the subscriber's profile will be retrieved from the HLR by the MSC/VLR.

2.6.7 CALL DELIVERY. The [*] Product provides call delivery as defined in [*] This feature allows calls to automatically be delivered to mobile subscribers, that are roaming in other systems, by using the ANSI-41-D intersystem standard. If a subscriber does not wish to automatically receive calls while roaming, the call delivery feature may be turned off by dialing a feature code. When the call delivery feature is turned off, the mobile will still receive calls while in the home network.

2.7 HANDOFF

2.7.1 SOFT HANDOFF SUPPORTED BY BSS

        a) The [*] Product supports any combination of intra-BSC soft and softer handoff on a [*]. [***]



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        b)      The [*] Product provides the capability to select and control which pilots are placed in the active set after each Pilot Strength Measurement Message reception.

        c) The [*] Product provides the capability to select which pilots to include the Neighbor List Update Message.

2.7.2 [***]


2.7.2A SOFT/SOFTER HANDOFF SETUP/END TIME
       [***]

2.7.3 CDMA TO CDMA HARD HAND-OFF.

The [*] Product will support CDMA to CDMA Hard hand-off feature as described here. This feature will support the following capabilities:

        1. The system will be able to perform hard handoff for mobiles that are on [*]. The handoff will be performed assuming the service option is kept the same before and after the handoff.

        2. The hard handoffs will be supported between two 1.25Mhz CDMA frequencies that are within the same CDMA Cellular or PCS band. [***]

        3. The Voice call hard handoffs could either be between two BTS that are each connected to different BSCs which in turn interface to the same MSC, or it could also be for those BTSs and BSCs connected to two



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        different MSCs. [***]

        4.      [***]

        5.      The hard handoff triggering will be performed by [*]. [***]


2.7.4 [***]

2.8 SUPPLEMENTARY SERVICES


The [*] Product provides support for the vertical user features listed below. [***]


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2.8.1     CALL FORWARDING. The [*] Product supports call forwarding as defined in [*]. Call forwarding automatically forwards a call to another number. The types of call forwarding to be supported are listed below.

2.8.1.1 UNCONDITIONAL CALL FORWARDING (CFU). The [*] Product supports unconditional call forwarding. If the mobile subscriber has activated the unconditional call forwarding feature, all terminating calls to this subscriber will be immediately forwarded by the MSC to the subscriber's forward to number.

2.8.1.2 CONDITIONAL CALL FORWARDING ON MS BUSY (CFB). The[*] Product supports conditional call forwarding when the MS is busy. If the mobile subscriber has activated the call forwarding busy feature, all terminating calls to this subscriber will be forwarded by the MSC to the subscriber's "forward to" number, if the subscriber is busy.

2.8.1.3 CONDITIONAL CALL FORWARDING ON NO ANSWER OR NOT REACHABLE (CFNA). The [*] Product supports conditional call forwarding on no answer, or if the mobile is otherwise inaccessible, due to:

          -         mobile does not respond to a paging request

          -         mobile's location is not known

          -         mobile is inactive

          -         call delivery is not active and the user is roaming

          -         "Do Not Disturb" (DND) is active

          -         mobile is not reachable (ANSI-41 timeout)

          If the mobile subscriber has activated the CFNA feature, then all terminating calls to this subscriber will be forwarded by the MSC to the subscriber's (CFNA) forward to number, if the subscriber does not answer or no page response is received.


2.8.1.3.1 DEFAULT CALL FORWARDING (CFD). The [*] Product supports default call forwarding. Default call forwarding is generally used to forward calls to voice mail when the subscriber is engaged in a call, does not respond to paging, does not answer the call within a specified time period, or its otherwise inaccessible, due to:

          -         mobile's location is not known

          -         mobile is inactive

          -         call delivery is not active and the user is roaming

          -         DND is active



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2.8.1.4   CALL BARRING. The [*] Product supports call barring. Certain dialing restrictions can be imposed on subscribers by the operator, or they can be subscriber controlled. The types of call barring features supported are listed below:

2.8.1.4.1 CB ON INCOMING CALLS. This feature permits the restriction of certain types of calls that can be terminated to a Mobile Station (MS), including:

          -         all incoming calls

          -         incoming calls outside home cellular region

2.8.1.4.2 CB ON ALL OUTGOING CALLS. This feature permits the restriction of all outgoing calls that can be originated from a MS, apart from the originating calls that must never be restricted such as emergency calls, some features codes and service calls (e.g., *0, *611, etc.).

2.8.1.5 CALL HOLD. The [*] Product supports call hold. This feature is automatically invoked in conjunction with such features as 3-way calling and call waiting.

2.8.1.6 CALL WAITING (CW). The [*] Product supports call waiting as defined in [*]. This feature allows a mobile subscriber to receive a call while busy on another call. It also allows the subscriber to alternate conversations with either party while putting the other on hold. If the cellular subscriber presses the END key while a call is on hold, then all parties will be released.



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2.8.1.7   CANCEL CALL WAITING . The [*] Product supports cancel call waiting as defined in [*] as part of the call waiting feature. This CW feature option allows a mobile subscriber to deactivate the call waiting feature on a per call basis.

2.8.1.8 CALLING NUMBER IDENTIFICATION PRESENTATION (CNIP). The [*] Product supports CNIP as defined in [*]. CNIP is supported for calls from the PSTN to a mobile, from a mobile to the PSTN and mobile to mobile. [***]

2.8.1.9 CALLING NUMBER IDENTIFICATION RESTRICTION (CNIR) . This feature allows the calling subscriber to restrict the transport of the Calling Party Number to the called subscriber for display. Subscribers with CNIR authorized may de-activate CNIR on a per-call basis by dialing feature code (*670) and termination number. Subscribers with CNIR NOT authorized may activate CNIR on a per-call basis by dialing feature code (*671) and termination number. No common carrier may impose charges with per-call blocking (FCC). Exceptions to CNIR apply to 911, law enforcement tracing, and 800/888 numbers.

2.8.1.10 THREE WAY CALLING. The [*] Product supports three way call as defined in [*]. This feature allows an authorized subscriber who is engaged in a stable two party call to call a third party and establish a conference call between the three of them. If the subscriber is not authorized, the two party call will be stabilized again without a recorded announcement.

2.8.1.11 MESSAGE WAITING NOTIFICATION. The [*] Product supports the ability to illuminate a message waiting indicator on the mobile when unheard messages are available in a voice mail system. Every time a change to the message count is reported by the voice mail system, this is conveyed to the mobile either when idle or active on a traffic channel. When the count is greater than zero, a message waiting icon will be illuminated on the subscriber's mobile. This feature typically uses ANSI 41 MWN interaction between the MSC and HLR.



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2.8.1.12  VOICE MAIL NOTIFICATION VIA SMS. Voice Mail Notification (VMN) is
          supported via SMS per [*]. The Mobile Station is notified whenever a new voice mail message is received, and the number of unheard messages will be provided for display on the Mobile Station.

2.8.1.13 DO NOT DISTURB. The Do Not Disturb (DND) feature allows a subscriber to bar incoming voice calls, but it still allows the user to originate calls and receive mobile terminated SMS, fax and data calls. The barred voice calls are routed to voice mail or given other secondary call treatment. The user can activate and deactivate DND by using feature codes. The MSC typically obtains authorization by sending an IS-41 message to the HLR and sends the appropriate tone (confirmation or deny) to the subscriber and releases the call.


2.8.1.14  RESERVED.

[***]



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[***]

2.9 [***]




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[***]

2.10 SYSTEM SERVICES

2.10.1 [***]

2.10.2 TERRESTRIAL FACILITY MANAGEMENT. The [*] Product supports Terrestrial Facility Management. This is the management of terrestrial resources shared between the MSC and the BSS. [***]

2.11 SECURITY. The [*] Product supports the following security mechanisms.



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2.11.1 AUTHENTICATION . The [*] Product supports authentication. The purpose of authentication is to prevent fraudulent mobiles that are produced by capturing valid Mobile Identification Number (MIN) and Electronic Serial Number (ESN) combinations from the air and programming them in another mobile (i.e. creating a clone). Authentication is a method of verifying the authenticity of a mobile station and denying service to invalid mobiles and thereby deterring fraud.


The authentication procedure can be used either as an autonomous procedure or combined with other procedures such as:

        -       Registration

        -       Call establishment

        -       Network initiated authentication

The following authentication-related procedures are supported:

- Global authentication - a process in which the mobile station is required to send the result of the authentication algorithm for verification by the AC before every registration, call origination, and call termination

- Unique challenge authentication - a process in which the AC forces a specific MS on the traffic channel to perform authentication. The unique challenge authentication happens automatically after an SSD Update, and it can be configured to occur every [*] call or turned off completely.

-       SSD Update - The AC can initiate updating the SSD in the MS. [***]

- RAND management - The BTS is responsible for the RAND management which involves generating and updating the RAND. The BTS regularly updates the RAND after a configurable amount of time [*].

- Call History Count - The MS and AC each have counters that are simultaneously incremented for each mobile originated or terminated call. The counters can be compared during authentication, and if there is a mismatch, then the MS can be suspected to be fraudulent. This is used when it is suspected that all the parameters have been cloned.

[***]

2.12 ADDITIONAL FUNCTIONALITY


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2.12.1 DUAL TONE MULTI FREQUENCY (DTMF) SIGNALING OVER [*]. [***]

The [*] Product supports out of band over-the-air processing of DTMF tones on the reverse link. The BSC receives the TIA/EIA/IS-95-A DTMF messages, and the BSC generates the appropriate DTMF tones to be sent over the PSTN.

2.12.2 OVER THE AIR ACTIVATION SERVICE PROVISIONING. Over-the-air Service Provisioning (OTASP) enables automatic activation and service provisioning of wireless subscriber units by downloading and uploading system parameters to and from the wireless handsets. This service makes use of a network element called "OTAF" (Over the Air Function) which acts as an activation function mainly responsible for forwarding OTASP messages to and from the mobile handsets. [***]

2.12.3 LAWFUL AUTHORIZED INTERCEPT (CALEA). The [*] BSS supports the requirements specified in [*]. The interception and monitoring is for both call content and call-identifying information. [***]

2.12.4 PRE-PAID PHONE SERVICE. The [*] Product supports the requirements specified in [*].

2.13 INTELLIGENT NETWORK SERVICE FUNCTIONALITY

2.13.1 ORIGINATING TRIGGER (WIN PHASE I). The [*] Product supports originating triggers. The trigger is implemented by the standard ANSI-41-D protocol to provide enhanced services even when roaming.

2.13.2 LOCAL NUMBER PORTABILITY - [*]. The [*] Product supports the Local Number Portability (LNP) Service [*]. LNP [*] enables wireless service providers to operate in areas where wireline companies offer LNP for Wireline customers. LNP [*] lets wireline subscribers keep the same telephone number when they change from one wireline service provider to another. To determine if a particular DN has been ported, industry-wide databases containing both wireless and wireline, maintain the list of all the ported numbers and their new locations. These databases are referred to as Number Portability Databases (NPDB). In the MSC, blocks of portable DN number ranges are defined. If the dialed number is within one of



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these number ranges, a query is launched to the NPDB to find out if the number is ported, and, if so, to what new location is it ported. This applies to all mobile originated calls and incoming calls.

2.13.3 VOICE MAIL RETRIEVAL WHILE ROAMING. The [*] Product supports voice mail retrieval while roaming. With this feature, roaming subscribers can retrieve their voice mail by dialing a short feature code, and the feature code is sent to the subscriber's HLR for proper translation. The serving MSC can then route the subscriber based on the routing information supplied by the HLR. This feature is dependent upon the system configuration and the interconnection agreements.

2.13.4 WIRELESS NUMBER PORTABILITY. The Product will support wireless number portability [*].

3. PRODUCT DESCRIPTIONS.

3.1 RBS [*] TECHNICAL PRODUCT DESCRIPTION (ATTACHED)

3.2 ERICSSON BSC [*] PRODUCTION DESCRIPTION (ATTACHED)


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     Product Description                                               Ericsson
                                                                     Proprietary
[Thirty-Three Pages of Technical Information Deleted Pursuant to
Confidential Treatment Request]